TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses and

Statements of Additional Information

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Effective immediately, the following risk is added alphabetically to the “More on Risks of Investing in the Funds” section of the Prospectuses:

Recent Events: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

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Effective immediately, the first bullet under the heading “How to Contact the Funds” in the “Shareholder Information” section of the Prospectuses will be replaced by the following:

•	Customer Service: 1-888-233-4339 – Monday through Friday; hours of operation as posted on the funds’ website at www.transamerica.com/contact-us.

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Effective immediately, the first paragraph under the heading “When Share Price is Determined” in the “Pricing of Shares” section of the Prospectuses will be replaced in its entirety by the following:

The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.

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Effective immediately, the first sentence of the second paragraph under the heading “When Share Price is Determined” in the “Pricing of Shares” section of the Prospectuses will be replaced in its entirety by the following:

Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day.

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Effective immediately, the first sentence of the third paragraph under the heading “When Share Price is Determined” in the “Pricing of Shares” section of the Prospectuses will be replaced in its entirety by the following:

Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted as of the scheduled close of regular trading of the NYSE receive the NAV determined as of the close of the NYSE that day.

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Effective immediately, the first sentence in the second paragraph under the heading “When Share Price is Determined” in the “Net Asset Valuation (“NAV”) Determination” section of the Statements of Additional Information will be replaced in its entirety by the following:

Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day.

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Effective immediately, the first sentence in the third paragraph under the heading “When Share Price is Determined” in the “Net Asset Valuation (“NAV”) Determination” section of the Statements of Additional Information will be replaced in its entirety by the following:

Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted, as of the scheduled close of regular trading on the NYSE receive the NAV determined as of the close of the NYSE that day.

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Effective immediately, the sentence regarding contacting a fund for cost basis information under the heading “Cost Basis” in the “Taxes” section of the Statements of Additional Information is restated as follows:

For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday during the hours of operation as posted on the funds’ web site at www.transamerica.com/contact-us.

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Investors Should Retain this Supplement for Future Reference

April 1, 2020